AMENDMENT NO. 1

TO SECURITY AGREEMENT

This AMENDMENT NO. 1 TO SECURITY AGREEMENT (this “Amendment”), is made effective as of June 17, 2008 (the “Effective Date”), by and between Intrepid Technology and Resources, Inc., a Idaho corporation with its principal place of business located at 501 West Broadway – Suite 200 Idaho Falls, Idaho 83402 (the “Company”), the undersigned subsidiaries of the Company (each a “Guarantor” and collectively together with the Company, the “Grantors”) and YA Global Investments, L.P. (the “Secured Party”) with reference to the following recitals:

A.

Secured Party and the Grantors entered into that certain Security Agreement, dated March 28, 2008 (the “Master Agreement”).

B.

Contemporaneously with the execution of this Amendment, the Secured Party and the Company are entering into a Securities Purchase Agreement (the “SPA”) pursuant to which the Company shall issue and sell to the Secured Party additional secured debentures (the “Additional Debentures”).

C.

To induce the Secured Party to execute and deliver the SPA and purchase the Additional Debentures, the Grantors have agreed to amend the Master Agreement to provide certain amendments to the Master Agreement to specifically include the Additional Debentures as part of the “Obligations” as defined in the Master Agreement.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Secured Party and the Company agree as follows:

1.

Convertible Debentures.  The Definition of the term “Convertible Debentures” as used in the Master Agreement shall hereinafter include the Additional Debentures.

2.

Transaction Documents.

The Definition of the term “Transaction Documents” as used in the Master Agreement shall hereinafter include the Additional Debentures and the SPA entered into on the date hereof.

3.

Obligations Secured.  The definition of the term “Obligations” as used in the Master Agreement shall specifically include all the obligations of the Company to the Secured Party under the Additional Debentures.

4.

Financing Statements.  The Grantors hereby irrevocably authorize the Secured Party, at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (a) described the Pledged Property and (b) contains any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) the type of organization and any organization identification number issued to the Grantors, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Pledged Property relates.  The Grantors agree to furnish any such information to the Secured Party promptly upon request.  The Grantors also hereby ratifies its authorization for the Secured Party to have filed in any jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.  The Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Secured Party and agree that it will not do so without the prior written consent of the Secured Party.

5.

Other Actions.  Simultaneously with the execution and delivery of this Agreement, the Grantor shall make, execute, acknowledge, file, record and deliver to the Secured Party such documents, instruments, and agreements, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party’s reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property.

6.

Acknowledgement.  Each Grantor hereby acknowledges, confirms and agrees that the security interest granted pursuant to the Master Agreement is a valid, enforceable and perfected security interests in the Pledged Property granted to the Secured Party, and each Grantor consents to the transaction pursuant to which the Company will issue the Additional Debenture.

7.

Definitions.  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them under the Master Agreement.

8.

Non-Impairment.  Except as expressly modified herein, the Master Agreement shall continue in full force and effect, and the parties hereby reinstate and reaffirm the Master Agreement as modified herein.

9.

Inconsistencies.  In the event of any inconsistency, ambiguity or conflict between the terms and provisions of this Amendment and the terms and provisions of the Master Agreement, the terms and provisions of this Amendment shall control.

10.

Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed will be deemed an original and all of which, taken together, well be deemed to be one and the same instrument.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:
INTREPID TECHNOLOGY AND RESOURCES, INC

By:/s/ John D. Haffey
John D. Haffey
CEO

SECURED PARTY:
YA GLOBAL INVESTMENTS, L.P.

By: Yorkville Advisors, LLC
Its: Investment Manager

By: ___/s/ Mark Angelo____________________
Name: Mark Angelo
Title: Portfolio Manager

GUARANTOR:
INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC

By: /s/ Jacob D. Dustin
Name: Jacob D. Dustin
Title: Manager

GUARANTOR:
INTREPID ENGINEERING SERVICES, INC.

By: /s/ Jacob D. Dustin
Name: Jacob D. Dustin
Title: President

MAGIC VALLEY ENERGY COMPANY, LLC

By: /s/ Jacob D. Dustin
Name: Jacob D. Dustin
Title: Manager

GUARANTOR:
YAKIMA VALLEY BIOGAS, LLC

By: /s/ Jacob D. Dustin
Name: Jacob D. Dustin
Title: Manager